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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): November 17, 1997

                                 KENNAMETAL INC.
               (Exact name of registrant as specified in charter)

         PENNSYLVANIA                    1-5318              25-0900168
(State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)              File Number)      Identification Number)

                 Route 981 South at Westmoreland County Airport
                           Latrobe, Pennsylvania 15650
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (412) 539-5000




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                                EXPLANATORY NOTE

     This Current Report on Form 8-K/A amends and restates in its entirety Item 7(c) of the Current Report on Form 8-K of Kennametal Inc. (the "Company") dated November 17, 1997 and filed with the Securities and Exchange Commission on November 20, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
    2.1   Agreement and Plan of Merger, dated as of October 10, 1997, among the
          Company, Kennametal Acquisition Corp., and Greenfield (incorporated herein by reference to Exhibit (a)(1) to the Company's Schedule 14D-1 dated October 17, 1997, as amended).

   10.1 Credit Agreement, dated as of November 17, 1997, by and among the Company, as Borrower, the Lender Parties named therein, and Mellon
          Bank, N.A., as Administrative Agent (incorporated herein by reference to Exhibit (b)(2) to the Company's Schedule 14D-1 dated October 17,
          1997, as amended).

   10.2 Guaranty and Suretyship Agreement, dated as of November 17, 1997, made by the Subsidiary Guarantor named therein in favor of Mellon Bank, N.A., as Collateral Agent, as supplemented by the Additional
          Subsidiary Guarantor Supplement, dated as of November 18, 1997, made by Greenfield (incorporated herein by reference to Exhibit (b)(3) to the Company's Schedule 14D-1, as amended, and Exhibit 10.2 of Greenfield's Current Report on Form 8-K dated November 17, 1997, respectively).

   10.3   Borrower Pledge Agreement, dated as of November 17, 1997, made by the
          Company, as Grantor, in favor of Mellon Bank, N.A., as Collateral
          Agent, as supplemented by the Additional Designated Collateral
          Supplement, dated November 18, 1997, made by the Company (incorporated herein by reference to Exhibit (b)(4) of the Company's Schedule 14D-1, as amended, and Exhibit 10.5 of Greenfield's Current Report on Form
          8-K dated November 17, 1997, respectively).

   10.4   Subsidiary Pledge Agreement, dated as of November 18, 1997, made by
          Greenfield, as Grantor, in favor of Mellon Bank, N.A., as Collateral
          Agent (incorporated herein by reference to Exhibit 10.3 of Greenfield's Current Report on Form 8-K dated November 17, 1997).

   23.1   Consent of Price Waterhouse LLP**

   23.2   Consent of Price Waterhouse LLP*

   99.1   Text of Press Release, dated November 17, 1997, by the Company
          (incorporated herein by reference to Exhibit (a)(12) to the Company's
          Schedule 14D-1 dated October 17, 1997, as amended).

---------------------------
*  Filed herewith.

** Previously filed.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 20, 1998

                                     KENNAMETAL INC.

                                     By: /s/  DAVID T. COFER
                                         -------------------------
                                     Name:  David T. Cofer
                                     Title:  Vice President,
                                     Secretary and General Counsel



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                                  EXHIBIT INDEX


EXHIBIT                                DESCRIPTION
-------                                -----------
   2.1    Agreement and Plan of Merger, dated as of October 10, 1997, among the
          Company, Kennametal Acquisition Corp., and Greenfield (incorporated herein by reference to Exhibit (c)(1) to the Company's Schedule 14D-1 dated October 17, 1997, as amended).

  10.1 Credit Agreement, dated as of November 17, 1997, by and among the Company, as Borrower, the Lender Parties named therein, and Mellon
          Bank, N.A., as Administrative Agent (incorporated herein by reference to Exhibit (b)(2) to the Company's Schedule 14D-1 dated October 17,
          1997, as amended).

  10.2 Guaranty and Suretyship Agreement, dated as of November 17, 1997, made by the Subsidiary Guarantor named therein in favor of Mellon Bank, N.A., as Collateral Agent, as supplemented by the Additional
          Subsidiary Guarantor Supplement, dated as of November 18, 1997, made by Greenfield (incorporated herein by reference to Exhibit (b)(3) to the Company's Schedule 14D-1, as amended, and Exhibit 10.2 of Greenfield's Current Report on Form 8-K dated November 17, 1997, respectively).

  10.3    Borrower Pledge Agreement, dated as of November 17, 1997, made by the
          Company, as Grantor, in favor of Mellon Bank, N.A., as Collateral
          Agent, as supplemented by the Additional Designated Collateral
          Supplement, dated November 18, 1997, made by the Company (incorporated herein by reference to Exhibit (b)(4) of the Company's Schedule 14D-1, as amended, and Exhibit 10.5 of Greenfield's Current Report on Form
          8-K dated November 17, 1997, respectively).

  10.4    Subsidiary Pledge Agreement, dated as of November 18, 1997, made by
          Greenfield, as Grantor, in favor of Mellon Bank, N.A., as Collateral
          Agent (incorporated herein by reference to Exhibit 10.3 of Greenfield's Current Report on Form 8-K dated November 17, 1997).

  23.1    Consent of Price Waterhouse LLP.

  23.2    Consent of Price Waterhouse LLP.

  99.1    Text of Press Release, dated November 17, 1997, by Kennametal Inc.
          (incorporated herein by reference to Exhibit (a)(12) to the Company's
          Schedule 14D-1 dated October 17, 1997, as amended).